PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2025
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment

	2025	2024
Land	$16,480,260	$—
Furniture and fixtures	812,962	102,415
Machinery and equipment	2,610,290	97,071
Vehicles	713,338	850,642
Property improvements	23,283	16,824
Building	574,758	570,000
Property and Equipment	21,214,891	1,636,952
Less: Accumulated Depreciation	(884,203)	(700,379)
Total	$20,330,688	$936,573